    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR10
                      30 Year 5/1 Hybrid ARM Mortgage Loans
          Preliminary Collateral Information As of September 1, 2003(1)

TOTAL CURRENT BALANCE:       2,115,157,114

NUMBER OF LOANS:                     3,150

                                                      Minimum            Maximum
                                                    -----------       -------------
AVG CURRENT BALANCE:        $   671,478.45          $275,000.00       $1,500,000.00
AVG ORIGINAL AMOUNT:        $   671,684.58          $324,300.00       $1,500,000.00

WAVG GROSS COUPON:                   4.532%               3.500%              5.875%
WAVG GROSS MARGIN:                   2.751%               2.500%              3.250%
WAVG MAX LOAN RATE:                  9.535%               8.500%             11.000%
WAVG PERIODIC RATE CAP:              2.000%               2.000%              2.000%
WAVG FIRST RATE CAP:                 5.000%               5.000%              5.000%

WAVG ORIGINAL LTV:                   63.62%                8.22%              95.00%

WAVG FICO SCORE:                       747                  620                 881

WAVG ORIGINAL TERM:                    360 months           360 mo.             360 mo.
WAVG REMAINING TERM:                   360 months           347 mo.             360 mo.
WAVG SEASONING:                          0 months             0 mo.              13 mo.

WAVG NEXT RATE RESET:                   60 months            47 mo.              60 mo.
WAVG RATE ADJ FREQ:                     12 months            12 mo.              12 mo.
WAVG FIRST RATE ADJ FREQ:               60 months            60 mo.              60 mo.

WAVG PREPAY OTERM:                      36 months             0 mo.              36 mo.

TOP STATE CONC ($):         67.98% California, 4.31% Washington, 3.82% New York
MAXIMUM ZIP CODE CONC ($):  1.86% 94010

FIRST PAY DATE:                                      Sep 01, 2002   Oct 01, 2003
RATE CHG DATE:                                       Aug 01, 2007   Sep 01, 2008
MATURE DATE:                                         Aug 01, 2032   Sep 01, 2033

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
PRODUCT:                    Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------              --------------   -----------------   -----------------
5/1 Hybrid                        562           279,500,318.88          13.21
5/1 I/O Hybrid                  2,588         1,835,656,795.49          86.79
--------------                  -----         ----------------         ------
Total                           3,150         2,115,157,114.37         100.00
==============                  =====         ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
CURRENT BALANCE:            Mortgage Loans   the Cut-off Date     the Cut-off Date
---------------------       --------------   -----------------   -----------------
  275,000 -   300,000               1               275,000.00           0.01
  300,001 -   400,000             518           191,486,237.29           9.05
  400,001 -   500,000             662           300,061,563.19          14.19
  500,001 -   600,000             545           300,133,755.77          14.19
  600,001 -   700,000             357           231,903,309.39          10.96
  700,001 -   800,000             219           165,613,264.66           7.83
  800,001 -   900,000             155           133,486,264.32           6.31
  900,001 - 1,000,000             268           261,804,463.08          12.38
1,000,001 - 1,100,000             114           119,990,083.88           5.67
1,100,001 - 1,200,000              77            89,280,742.79           4.22
1,200,001 - 1,300,000              84           106,491,600.00           5.03
1,300,001 - 1,400,000              60            81,348,630.00           3.85
1,400,001 - 1,500,000              90           133,282,200.00           6.30
---------------------           -----         ----------------         ------
Total                           3,150         2,115,157,114.37         100.00
=====================           =====         ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
GROSS COUPON:               Mortgage Loans    the Cut-off Date    the Cut-off Date
-----------------           --------------   -----------------   -----------------
3.50000 - 3.50000                   6             3,019,816.67           0.14
3.50001 - 3.75000                   9             5,799,749.00           0.27
3.75001 - 4.00000                 126            88,243,993.64           4.17
4.00001 - 4.25000                 324           225,639,540.26          10.67
4.25001 - 4.50000               1,323           906,401,213.53          42.85
4.50001 - 4.75000                 939           636,576,194.29          30.10
4.75001 - 5.00000                 297           178,769,647.80           8.45
5.00001 - 5.25000                 104            58,848,941.24           2.78
5.25001 - 5.50000                  17             8,601,571.67           0.41
5.50001 - 5.75000                   3             1,510,250.00           0.07
5.75001 - 5.87500                   2             1,746,196.27           0.08
-----------------               -----         ----------------         ------
Total                           3,150         2,115,157,114.37         100.00
=================               =====         ================         ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
GROSS MARGIN:               Mortgage Loans    the Cut-off Date    the Cut-off Date
-------------               --------------   -----------------   -----------------
2.500 - 2.500                       1               412,500.00           0.02
2.501 - 2.750                   3,138         2,108,885,614.37          99.70
2.751 - 3.000                       3             2,361,500.00           0.11
3.001 - 3.250                       8             3,497,500.00           0.17
-------------                   -----         ----------------         ------
Total                           3,150         2,115,157,114.37         100.00
=============                   =====         ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
MAX LOAN RATE:              Mortgage Loans    the Cut-off Date    the Cut-off Date
---------------             --------------   -----------------   -----------------
 8.500 -  8.500                     6             3,019,816.67           0.14
 8.501 -  8.750                     9             5,799,749.00           0.27
 8.751 -  9.000                   125            87,723,993.64           4.15
 9.001 -  9.250                   325           226,159,540.26          10.69
 9.251 -  9.500                 1,319           904,151,613.53          42.75
 9.501 -  9.750                   936           635,351,729.71          30.04
 9.751 - 10.000                   296           178,039,647.80           8.42
10.001 - 10.250                   103            58,524,387.17           2.77
10.251 - 10.500                    20            10,486,171.67           0.50
10.501 - 10.750                     8             3,424,268.65           0.16
10.751 - 11.000                     3             2,476,196.27           0.12
---------------                 -----         ----------------         ------
Total                           3,150         2,115,157,114.37         100.00
===============                 =====         ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
PERIODIC RATE CAP:          Mortgage Loans    the Cut-off Date   the Cut-off Date
------------------          --------------   -----------------   -----------------
2.000                           3,150         2,115,157,114.37         100.00
------------------              -----         ----------------         ------
Total                           3,150         2,115,157,114.37         100.00
==================              =====         ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
FIRST RATE CAP:             Mortgage Loans    the Cut-off Date   the Cut-off Date
---------------             --------------   -----------------   -----------------
5.000                           3,150         2,115,157,114.37         100.00
---------------                 -----         ----------------         ------
Total                           3,150         2,115,157,114.37         100.00
===============                 =====         ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
ORIGINAL TERM :             Mortgage Loans    the Cut-off Date   the Cut-off Date
---------------             --------------   -----------------   -----------------
360                             3,150         2,115,157,114.37         100.00
---------------                 -----         ----------------         ------
Total                           3,150         2,115,157,114.37         100.00
===============                 =====         ================         ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
REMAINING TERM:             Mortgage Loans    the Cut-off Date    the Cut-off Date
---------------             --------------   -----------------   -----------------
347 - 348                            2            1,145,130.10           0.05
349 - 360                        3,148        2,114,011,984.27          99.95
---------------                  -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
===============                  =====        ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
SEASONING:                  Mortgage Loans    the Cut-off Date    the Cut-off Date
----------                  --------------   -----------------   -----------------
  <=  0                          1,862        1,229,765,727.23          58.14
 1 -  6                          1,279          879,125,040.58          41.56
 7 - 12                              8            5,497,138.13           0.26
13 - 13                              1              769,208.43           0.04
----------                       -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
==========                       =====        ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
NEXT RATE RESET:            Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------            --------------   -----------------   -----------------
  <= 58                             36           22,691,168.30           1.07
59 - 59                          1,252          862,700,218.84          40.79
60 - 60                          1,862        1,229,765,727.23          58.14
----------------                 -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
================                 =====        ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
RATE ADJ FREQ:              Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------              --------------   -----------------   -----------------
12                               3,150        2,115,157,114.37         100.00
--------------                   -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
==============                   =====        ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
FIRST RATE ADJ FREQ:        Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------        --------------   -----------------   -----------------
60                               3,150        2,115,157,114.37         100.00
--------------------             -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
====================             =====        ================         ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
RATE CHANGE DATE:           Mortgage Loans    the Cut-off Date    the Cut-off Date
-----------------           --------------   -----------------   -----------------
08/01/07                             1              769,208.43           0.04
09/01/07                             1              375,921.67           0.02
11/01/07                             1              324,554.07           0.02
12/01/07                             1            1,270,000.00           0.06
01/01/08                             4            3,078,999.06           0.15
02/01/08                             1              447,663.33           0.02
03/01/08                             1              391,000.00           0.02
05/01/08                             1              976,987.84           0.05
06/01/08                            13            6,960,824.54           0.33
07/01/08                            12            8,096,009.36           0.38
08/01/08                         1,252          862,700,218.84          40.79
09/01/08                         1,862        1,229,765,727.23          58.14
-----------------                -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
=================                =====        ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
ORIGINAL LTV:               Mortgage Loans    the Cut-off Date    the Cut-off Date
-------------               --------------   -----------------   -----------------
 8.22 - 10.00                        2              716,002.81           0.03
10.01 - 15.00                        4            2,568,000.00           0.12
15.01 - 20.00                       10            6,944,000.00           0.33
20.01 - 25.00                       24           16,629,500.00           0.79
25.01 - 30.00                       43           33,798,451.00           1.60
30.01 - 35.00                       71           50,872,601.00           2.41
35.01 - 40.00                       88           61,402,653.18           2.90
40.01 - 45.00                       91           66,106,996.00           3.13
45.01 - 50.00                      157          105,802,000.35           5.00
50.01 - 55.00                      147           98,210,253.77           4.64
55.01 - 60.00                      238          167,725,883.48           7.93
60.01 - 65.00                      553          465,783,328.07          22.02
65.01 - 70.00                      420          314,013,621.56          14.85
70.01 - 75.00                      637          381,708,693.83          18.05
75.01 - 80.00                      644          334,359,200.17          15.81
80.01 - 85.00                        3            1,247,290.00           0.06
85.01 - 90.00                       13            5,253,389.69           0.25
90.01 - 95.00                        5            2,015,249.46           0.10
-------------                    -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
=============                    =====        ================         ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
FICO SCORE:                 Mortgage Loans    the Cut-off Date    the Cut-off Date
-----------                 --------------   -----------------   -----------------
620 - 620                            3            1,431,800.00           0.07
621 - 640                           22            9,908,200.00           0.47
641 - 660                           20            9,352,549.46           0.44
661 - 680                           30           15,342,437.88           0.73
681 - 700                          111           70,596,285.93           3.34
701 - 720                          449          308,741,784.17          14.60
721 - 740                          621          416,463,394.30          19.69
741 - 760                          744          522,983,162.69          24.73
761 - 780                          701          487,628,901.71          23.05
781 - 800                          393          237,627,412.23          11.23
801 - 820                           53           33,382,186.00           1.58
821 - 840                            1              334,000.00           0.02
861 - 880                            1            1,000,000.00           0.05
881 - 881                            1              365,000.00           0.02
-----------                      -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
===========                      =====        ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
DOCUMENTATION:              Mortgage Loans    the Cut-off Date    the Cut-off Date
---------------------       --------------   -----------------   -----------------
Reduced Documentation            1,953        1,399,537,899.95          66.17
Full Documentation               1,197          715,619,214.42          33.83
---------------------            -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
=====================            =====        ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
IO FLAG:                    Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------            --------------   -----------------   -----------------
Interest Only                    2,588        1,835,656,795.49          86.79
Fully Amortizing                   562          279,500,318.88          13.21
----------------                 -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
================                 =====        ================         ======

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                              Number of      Outstanding as of   Outstanding as of
OCCUPANCY:                  Mortgage Loans    the Cut-off Date    the Cut-off Date
-----------                 --------------   -----------------   -----------------
Primary                          3,007        2,031,044,250.35          96.02
Second Home                        138           80,999,664.02           3.83
Non-owner                            5            3,113,200.00           0.15
-----------                      -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
===========                      =====        ================         ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
PROPERTY TYPE:              Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------              --------------   -----------------   -----------------
Single Family                    2,858        1,953,177,073.73          92.34
Condominium                        254          138,877,140.64           6.57
Cooperative                         36           21,894,900.00           1.04
Duplex                               2            1,208,000.00           0.06
--------------                   -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
==============                   =====        ================         ======

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
PURPOSE:                    Mortgage Loans   the Cut-off Date    the Cut-off Date
-------------------         --------------   -----------------   -----------------
Rate/Term Refinance              1,662        1,141,436,794.49          53.96
Cash Out Refinance                 797          551,811,286.58          26.09
Purchase                           691          421,909,033.30          19.95
-------------------              -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
===================              =====        ================         ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
STATES:                     Mortgage Loans    the Cut-off Date     the Cut-off Date
--------------------        --------------   -----------------   -----------------
Alabama                              1              350,000.00           0.02
Arizona                             64           42,013,818.69           1.99
Arkansas                             1              632,684.54           0.03
California                       2,094        1,437,931,553.80          67.98
Colorado                            90           59,517,869.48           2.81
Connecticut                         76           56,316,300.00           2.66
Delaware                             5            2,922,500.00           0.14
District of Columbia                10            6,020,300.00           0.28
Florida                             54           35,769,093.00           1.69
Georgia                             20           12,823,010.50           0.61
Idaho                                3            2,928,500.00           0.14
Illinois                           123           70,214,827.76           3.32
Indiana                              1              340,000.00           0.02
Kansas                               1              483,750.00           0.02
Kentucky                             6            3,248,595.40           0.15
Maryland                            30           20,760,882.00           0.98
Massachusetts                       73           49,965,760.00           2.36
Michigan                            31           15,875,380.07           0.75
Minnesota                           10            6,525,000.00           0.31
Missouri                             6            3,678,216.66           0.17
Montana                              1              800,000.00           0.04
Nevada                              36           24,615,688.00           1.16
New Hampshire                        2              917,500.00           0.04
New Jersey                          38           21,359,544.54           1.01
New York                           116           80,733,271.46           3.82
North Carolina                       7            4,969,749.00           0.23
Ohio                                14            8,644,580.00           0.41
Oregon                              17           10,718,000.00           0.51
Pennsylvania                         7            5,034,920.00           0.24
Rhode Island                         2              787,900.00           0.04
South Carolina                       7            4,727,750.00           0.22
Texas                               20           11,845,598.33           0.56
Utah                                 3            1,431,650.00           0.07
Virginia                            28           17,755,250.00           0.84
Washington                         151           91,176,971.14           4.31
Wisconsin                            2            1,320,700.00           0.06
--------------------             -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
====================             =====        ================         ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:    Mortgage Loans    the Cut-off Date     the Cut-off Date
------------------------    --------------   -----------------   -----------------
CA-NORTH                         1,193          811,976,799.12          38.39
CA-SOUTH                           901          625,954,754.68          29.59
OUTSIDE CA                       1,056          677,225,560.57          32.02
------------------------         -----        ----------------         ------
Total                            3,150        2,115,157,114.37         100.00
========================         =====        ================         ======

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
TOP FIFTY ZIP CODE          Mortgage Loans    the Cut-off Date     the Cut-off Date
-------------------------   --------------   -----------------   -----------------
94010 Burlingame, CA              40            39,360,200.00           1.86
90210 Beverly Hills, CA           28            26,947,955.00           1.27
94506 Danville, CA                42            26,795,203.75           1.27
95070 Saratoga, CA                30            25,873,550.00           1.22
92660 Newport Beach, CA           28            25,806,391.67           1.22
94025 Menlo Park, CA              30            25,073,803.86           1.19
94941 Muir Woods, CA              31            23,654,521.67           1.12
90049 Brentwood, CA               24            22,730,087.86           1.07
94062 Woodside, CA                23            22,643,301.00           1.07
92651 Laguna Beach, CA            27            21,247,689.00           1.00
93108 Montecito, CA               22            20,704,800.00           0.98
90402 Santa Monica, CA            16            17,516,247.42           0.83
94024 Los Altos, CA               18            17,499,833.33           0.83
94920 Tiburon, CA                 16            17,027,950.00           0.81
90266 Manhattan Beach, CA         21            16,615,250.00           0.79
94583 San Ramon, CA               27            14,393,960.00           0.68
94301 Palo Alto, CA               14            13,552,001.00           0.64
94563 Orinda, CA                  18            13,550,007.17           0.64
92037 La Jolla, CA                18            12,948,020.46           0.61
90272 Pacific Palisades,
      CA                          16            12,814,959.10           0.61
92657 Newport Beach, CA           16            12,790,550.00           0.60
92625 Corona del Mar, CA          14            12,435,800.00           0.59
94611 Oakland, CA                 18            12,426,546.00           0.59
94901 San Rafael, CA              19            12,293,325.19           0.58
90274 Rolling Hills, CA           13            12,057,501.00           0.57
94022 Los Altos, CA               13            12,042,049.06           0.57
89451 Incline Village, NV         15            11,874,600.00           0.56
94904 Greenbrae, CA               13            11,700,200.00           0.55
95030 Los Gatos, CA               13            11,698,000.00           0.55
92679 Trabuco, CA                 14            11,680,800.00           0.55
93923 Carmel, CA                  13            11,507,500.00           0.54
94549 Lafayette, CA               16            11,045,500.00           0.52
85253 Scottsdale, AZ              12            10,925,000.00           0.52
95032 Los Gatos, CA               14            10,574,400.00           0.50
94566 Pleasanton, CA              14            10,526,911.00           0.50
94507 Alamo, CA                   16            10,375,799.10           0.49
94526 Danville, CA                15            10,331,639.29           0.49
94306 Palo Alto, CA               13            10,320,750.00           0.49
06840 New Canaan, CT              13             9,993,000.00           0.47
94118 San Francisco, CA           12             9,834,000.00           0.46
92014 Del Mar, CA                 12             9,763,000.00           0.46

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                    % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
TOP FIFTY ZIP CODE (cont.)   Mortgage Loans    the Cut-off Date     the Cut-off Date
--------------------------   --------------   -----------------   -----------------
92024 Leucadia, CA                  16            9,375,987.50           0.44
94618 Oakland, CA                   14            9,198,327.65           0.43
94070 San Carlos, CA                14            8,938,500.00           0.42
94115 San Francisco, CA             10            8,899,450.00           0.42
94123 San Francisco, CA             11            8,840,000.00           0.42
91302 Calabasas, CA                 10            8,835,069.79           0.42
94027 Atherton, CA                   9            8,753,000.00           0.41
92677 Laguna Beach, CA              10            8,622,350.00           0.41
90265 Malibu, CA                     9            8,441,100.00           0.40
--------------------------         ---          --------------          -----
Total                              890          732,856,387.87          34.65
==========================         ===          ==============          =====

                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR10

                               Marketing Materials

                         $[1,944,000,000] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                        [GRAPHIC] RBS Greenwich Capital

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                          Date Prepared: September 3, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR10 $[1,944,000,000] (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

==================================================================================================================
                Principal       WAL (Yrs)      Pmt Window
                 Amount             To           (Mths)         Interest                         Expected Ratings
Class (1)     (Approx.)(2)     Auct/Mat(3)   To Auct/Mat(3)     Rate Type      Tranche Type    [Moody's/S&P/Fitch]
---------   ---------------    -----------   --------------   ------------   ---------------   -------------------
    A-1       $[383,000,000]     0.50/NA         1-12/NA        Fixed (4)         Senior           Aaa/AAA/AAA
    A-2       $[184,000,000]     1.25/NA        12-18/NA        Fixed (4)         Senior           Aaa/AAA/AAA
    A-3       $[285,000,000]     2.00/NA        18-30/NA        Fixed (4)         Senior           Aaa/AAA/AAA
    A-4       $[235,000,000]     3.00/NA        30-43/NA      Variable (5)        Senior           Aaa/AAA/AAA
    A-5       $[210,500,000]     4.14/NA        43-58/NA      Variable (5)        Senior           Aaa/AAA/AAA
    A-6       $[646,500,000]     4.84/NA        58-58/NA      Variable (5)        Senior           Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------
     R                 $100                                                  Senior/Residual       Aaa/AAA/AAA
     X             Notional                                                     Senior IO          Aaa/AAA/AAA
    B1         $[21,000,000]         Information Not Provided Hereby           Subordinate          Aa2/AA/AA
    B2         $[16,000,000]                                                   Subordinate            A2/A/A
    B3          $[8,000,000]                                                   Subordinate         Baa2/BBB/BBB
------------------------------------------------------------------------------------------------------------------
    B4          $[3,000,000]                                                   Subordinate          Ba2/BB/BB
    B5          $[3,000,000]          Privately Offered Certificates           Subordinate           B2/B/B
    B6          $[4,999,900]                                                   Subordinate            NR/NR
==================================================================================================================
Total:      $[2,000,000,000]

(1) The Class A Certificates are subject to a Mandatory Auction Call (as described herein).

(2) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3) WAL and Payment Window for the Class A Certificates are shown to the Auction Distribution Date (as described herein).

(4) For every Distribution Date on or prior to the Auction Distribution Date, the Class A-1, Class A-2 and Class A-3 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the Class A-1, Class A-2 and Class A-3 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

(5) For every Distribution Date, the Class A-4, Class A-5 and Class A-6 will have an interest rate equal to the Net WAC of the Mortgage Loans.

                        [GRAPHIC] RBS Greenwich Capital

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and
Master Servicer:            Washington Mutual Mortgage Securities Corp.
                            ("WMMSC").

Servicer:                   Washington Mutual Bank, FA ("WMBFA").

Lead Manager:               Greenwich Capital Markets, Inc.

Co-Managers:                Bear Stearns & Co. Inc., Lehman Brothers, JP Morgan
                            Securities Inc. and WaMu Capital Corp., a Washington
                            Mutual, Inc. Company.

Trustee:                    Deutsche Bank National Trust Company.

Rating Agencies:            Moody's, S&P and Fitch will rate the Certificates,
                            except the Class B-6 Certificates. The Class B-6
                            Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:               September 1, 2003.

Expected Pricing Date:      On or about September [5], 2003.

Closing Date:               On or about September 24, 2003.

Distribution Date:          The 25th of each month (or if such day is not a
                            business day, the next succeeding business day), commencing in October 2003.

Servicing Fee:              [0.375]% per annum of the principal balance of each
                            Mortgage Loans.

Master Servicing Fee:       [0.050]% per annum of the principal balance of each
                            Mortgage Loans.

Certificates:               The "Senior Certificates" will consist of the Class
                            A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
                            Class A-6 Certificates (the "Class A Certificates"), the Class X Certificates and the Class R
                            Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
                            Class B-4, Class B-5 and Class B-6 Certificates. The
                            Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates (the
                            "Offered Certificates") are being offered publicly.

Accrued Interest:           The Class A-3, Class A-4, Class A-5 and Class A-6
                            Certificates settle with accrued interest. The price to be paid by investors for the Class A-3, Class
                            A-4, Class A-5 and Class A-6 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (23 days).

                            The Class A-1 and Class A-2 Certificates settle flat.

                         [GRAPHIC] RBS Greenwich Capital

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:    The interest accrual period with respect to the
                            Class A-3, Class A-4, Class A-5 and Class A-6
                            Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

                            The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis).

Registration:               The Offered Certificates will be made available in
                            book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:      It is anticipated that the Class A Certificates will
                            be treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:          The Class A Certificates are expected to be ERISA
                            eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:            The Senior Certificates are expected to constitute
                            "mortgage related securities" for purposes of SMMEA.

Auction Administrator:      Deutsche Bank National Trust Company.

Auction Distribution
Date:                       The Distribution Date in [July 2008].

Mandatory Auction:          Five business days prior to the Auction Distribution
                            Date, the Auction Administrator will auction each of the Class A-1, Class A-2, Class A-3, Class A-4,
                            Class A-5 and Class A-6 Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-1, Class A-2, Class
                            A-3, Class A-4, Class A-5 and Class A-6 Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator.

                            The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:          Greenwich Capital Derivatives, Inc. The Royal Bank
                            of Scotland, Plc. ("RBS") will guarantee the obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of RBS are rated "AA-" by S&P, "AA+" by Fitch and "Aa1" by Moody's.

                         [GRAPHIC] RBS Greenwich Capital

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Auction Price:              The price at which the Auction Administrator sells
                            each of the Class A-1, Class A-2, Class A-3, Class
                            A-4, Class A-5 and Class A-6 Certificates to the third-party investors.

Par Price:                  With respect to each of the Class A-3, Class A-4,
                            Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, after reducing the principal balance of such Class A
                            Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A-3, Class A-4, Class
                            A-5 and Class A-6 Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution
                            Date.

                            With respect to each of the Class A-1 and Class A-2 Certificates, the principal balance of the related Class A-1 and Class A-2 Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution Date.

Optional Termination:       The terms of the transaction allow for a termination
                            of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage
                            Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average Roll
Date:                       The Distribution Date in [September 2008].

Pricing Prepayment Speed:   The Offered Certificates will be priced to a
                            prepayment speed of [20]% CPR.

Mortgage Loans:             As of September 1, 2003, the aggregate principal
                            balance of the mortgage loans described herein is approximately $[2,115,157,114] (the "Mortgage
                            Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each
                            Mortgage Loan has an original term to maturity of 30 years. As of the Cut-off Date, approximately
                            [86.79]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining
                            25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                            On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[2,000,000,000], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

                         [GRAPHIC] RBS Greenwich Capital

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:         Senior/subordinate, shifting interest structure. The
                            credit enhancement information shown below is subject to final rating agency approval.

                            Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.

Shifting Interest:          Until the first Distribution Date occurring after
                            [September 2010], the Subordinate Certificates will be locked out from receipt of unscheduled principal
                            (unless the Senior Certificates (other than the
                            Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate
                            Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                            The prepayment percentages on the Subordinate Certificates are as follows:

                            Periods:                        Unscheduled Principal Payments (%)
                            -----------------------------   ----------------------------------
                            October 2003 - September 2010             0% Pro Rata Share
                            October 2010 - September 2011            30% Pro Rata Share
                            October 2011 - September 2012            40% Pro Rata Share
                            October 2012 - September 2013            60% Pro Rata Share
                            October 2013 - September 2014            80% Pro Rata Share
                            October 2014 and after                  100% Pro Rata Share

                            Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [October 2006], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [October 2006], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                            In the event the current senior percentage
                            (aggregate principal balance of the Senior
                            Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off
                            Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

                         [GRAPHIC] RBS Greenwich Capital

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of Realized
Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X Certificates) until each respective class principal balance has been reduced to zero.

                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

Certificates Priority of
Distributions:              Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1)   Senior Certificates, accrued and unpaid
                                 interest, at the related Certificate Interest Rate;

                            2) Class R Certificate, principal, until its balance is reduced to zero;

                            3) To the Class A Certificates, sequentially, principal, until their respective certificate principal balances are reduced to zero;

                            4)   Class B-1, Class B-2 and Class B-3
                                 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                            5)   Class B-4, Class B-5 and Class B-6
                                 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                            6)   Class R Certificate, any remaining amount.

                         [GRAPHIC] RBS Greenwich Capital

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                         [GRAPHIC] RBS Greenwich Capital

    This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
  GCM is acting as an underwriter in connection with the proposed transaction.

                                Yield Tables (%)

Class A-1 to Auction Distribution Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
100-00                        1.625      1.625      1.625      1.625      1.625
================================================================================
WAL (yr)                       1.00       0.67       0.50       0.33       0.24
MDUR (yr)                      0.98       0.66       0.49       0.33       0.24
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               09/25/05   01/25/05   09/25/04   05/25/04   02/25/04
--------------------------------------------------------------------------------

Class A-2 to Auction Distribution Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
100-00                        2.605      2.605      2.605      2.605      2.605
================================================================================
WAL (yr)                       2.57       1.70       1.25       0.80       0.58
MDUR (yr)                      2.46       1.64       1.22       0.78       0.57
First Prin Pay              09/25/05   01/25/05   09/25/04   05/25/04   02/25/04
Last Prin Pay               11/25/06   10/25/05   03/25/05   09/25/04   05/25/04
--------------------------------------------------------------------------------

Class A-3 to Auction Distribution Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
100-00                        3.531      3.493      3.462      3.393      3.315
================================================================================
WAL (yr)                       4.11       2.72       2.00       1.27       0.90
MDUR (yr)                      3.76       2.55       1.90       1.22       0.87
First Prin Pay              11/25/06   10/25/05   03/25/05   09/25/04   05/25/04
Last Prin Pay               07/25/08   02/25/07   03/25/06   04/25/05   10/25/04
--------------------------------------------------------------------------------

Class A-4 to Auction Distribution Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
99-18+                        4.228      4.182      4.196      4.225      4.258
================================================================================
WAL (yr)                       4.84       4.09       3.00       1.90       1.34
MDUR (yr)                      4.30       3.69       2.77       1.79       1.28
First Prin Pay              07/25/08   02/25/07   03/25/06   04/25/05   10/25/04
Last Prin Pay               07/25/08   07/25/08   04/25/07   12/25/05   04/25/05
--------------------------------------------------------------------------------

                         [GRAPHIC] RBS Greenwich Capital

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.

                                Yield Tables (%)

Class A-5 to Auction Distribution Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
98-05+                        4.558      4.556      4.562      4.791      5.050
================================================================================
WAL (yr)                      4.84       4.84       4.14       2.60       1.83
MDUR (yr)                     4.29       4.29       3.72       2.41       1.72
First Prin Pay              07/25/08   07/25/08   04/25/07   12/25/05   04/25/05
Last Prin Pay               07/25/08   07/25/08   07/25/08   09/25/06   10/25/05
--------------------------------------------------------------------------------

Class A-6 to Auction Distribution Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
98-03                         4.576      4.576      4.575      4.594      4.669
================================================================================
WAL (yr)                      4.84       4.84       4.84       4.34       3.56
MDUR (yr)                     4.29       4.29       4.29       3.88       3.22
First Prin Pay              07/25/08   07/25/08   07/25/08   09/25/06   10/25/05
Last Prin Pay               07/25/08   07/25/08   07/25/08   07/25/08   07/25/08
--------------------------------------------------------------------------------

                        [GRAPHIC] RBS Greenwich Capital

                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR10

                               Marketing Materials

                           $[48,375,000] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                         [GRAPHIC] RBS Greenwich Capital

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate andsubject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                          Date Prepared: September 5, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR10 $[48,375,000] (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

==========================================================================================================
         Principal (1)                       Pmt Window      Certificate
             Amount         WAL (Yrs)          (Mths)         Interest       Tranche      Expected Ratings
Class      (Approx.)     To Roll/Mat (2)   To Roll/Mat (2)      Rate          Type       Moody's/S&P/Fitch
------   -------------   ---------------   ---------------   -----------   -----------   -----------------
  B1     $[22,575,000]    [4.66]/[7.26]     [1-60]/[1-360]       (3)       Subordinate      [Aa2/AA/AA]
  B2     $[17,200,000]    [4.66]/[7.26]     [1-60]/[1-360]       (3)       Subordinate        [A2/A/A]
  B3     $ [8,600,000]    [4.66]/[7.26]     [1-60]/[1-360]       (3)       Subordinate     [Baa2/BBB/BBB]
----------------------------------------------------------------------------------------------------------
  B4     $ [3,225,000]                                                     Subordinate      [Ba2/BB/BB]
  B5     $ [3,225,000]          Information Not Provided Hereby.           Subordinate        [B2/B/B]
  B6     $ [5,374,900]                                                     Subordinate       [NR/NR/NR]
==========================================================================================================
Total:   $[60,199,900]

(1) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.

(3) For every Distribution Date, the Class B-1, Class B-2 and Class B-3 will have an interest rate equal to the Net WAC of the Mortgage Loans.

Depositor and Master
Servicer:                   Washington Mutual Mortgage Securities Corp.
                            ("WMMSC").

Servicer:                   Washington Mutual Bank, FA ("WMBFA").

Lead Manager:               Greenwich Capital Markets, Inc.

Co-Manager:                 WaMu Capital Corp., a Washington Mutual, Inc.
                            Company.

Trustee:                    Deutsche Bank National Trust Company.

Rating Agencies:            Moody's, S&P and Fitch will rate the Certificates,
                            except the Class B-6 Certificates. The Class B-6
                            Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:               September 1, 2003.

Expected Pricing Date:      On or about September [9], 2003.

                           [GRAPHIC] RBS Greenwich Capital

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate andsubject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Closing Date:               On or about September 24, 2003.

Distribution Date:          The 25th of each month (or if such day is not a
                            business day, the next succeeding business day), commencing in October 2003.

Servicing Fee:              [0.375]% per annum of the aggregate principal
                            balance of the Mortgage Loans.

Master Servicing Fee:       [0.050]% per annum of the aggregate principal
                            balance of the Mortgage Loans.

Certificates:               The Class B-1, Class B-2 and Class B-3 Certificates
                            (the "Offered Certificates") are being offered publicly.

                            The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-3A, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (the "Class A Certificates"), and the Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:           The Offered Certificates will settle with accrued
                            interest. The price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (23 days).

Interest Accrual Period:    The interest accrual period with respect to all of
                            the Offered Certificates for a given Distribution
                            Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:               The Offered Certificates will be made available in
                            book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:      It is anticipated that the Offered Certificates will
                            be treated as REMIC regular interests for federal income tax purposes.

ERISA Eligibility:          The Offered Certificates are expected to be ERISA
                            eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:            The Class B-1 Certificates are expected to
                            constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3
                            Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:       The terms of the transaction allow for a termination
                            of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

                         [GRAPHIC] RBS Greenwich Capital

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate andsubject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Weighted Average
Roll Date:                  The Distribution Date in [September 2008].

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:             As of the Cut-off Date, the aggregate principal
                            balance of the mortgage loans described herein is approximately $[2,115,157,114] (the "Mortgage
                            Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each
                            Mortgage Loan has an original term to maturity of 30 years. As of the Cut-off Date, approximately
                            [86.79]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining
                            25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                            On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[2,150,000,000], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:         Senior/subordinate, shifting interest structure. The
                            credit enhancement information shown below is subject to final rating agency approval.

                            Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.75]% total subordination.

                            Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [0.95]% total subordination.

                            Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [0.55]% total subordination.

                        [GRAPHIC] RBS Greenwich Capital

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate andsubject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:          Until the first Distribution Date occurring after
                            [September 2010], the Subordinate Certificates will be locked out from receipt of unscheduled principal
                            (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers
                            (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                            The prepayment percentages on the Subordinate Certificates are as follows:

                            Periods:                        Unscheduled Principal Payments (%)
                            -----------------------------   ----------------------------------
                            October 2003 - September 2010            0% Pro Rata Share
                            October 2010 - September 2011           30% Pro Rata Share
                            October 2011 - September 2012           40% Pro Rata Share
                            October 2012 - September 2013           60% Pro Rata Share
                            October 2013 - September 2014           80% Pro Rata Share
                            October 2014 and after                 100% Pro Rata Share

                            Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement),
                            (i) prior to the Distribution Date in [October 2006], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [October 2006], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                            In the event the current senior percentage
                            (aggregate principal balance of the Senior
                            Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off
                            Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of Realized
Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

                        [GRAPHIC] RBS Greenwich Capital

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate andsubject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of
Distributions:              Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1)   Senior Certificates, accrued and unpaid
                                 interest, at the related Certificate Interest Rate;

                            2) Class R Certificate, principal, until its balance is reduced to zero;

                            3) To the Class A Certificates, sequentially, in the following order of priority:

                                 a. To the Class A-1 Certificates, until its Certificate Principal Balance is reduced to zero;

                                 b. To the Class A-2 Certificates, until its Certificate Principal Balance is reduced to zero;

                                 c.   To the Class A-3 and Class A-3A
                                      Certificates, concurrently, pro rata,
                                      until their respective Certificate
                                      Principal Balances are reduced to zero;

                                 d. To the Class A-4 Certificates, until its Certificates Principal Balance is reduced to zero;

                                 e. To the Class A-5 Certificates, until its Certificates Principal Balance is reduced to zero;

                                 f.   To the Class A-6 and Class A-7
                                      Certificates, concurrently, pro rata,
                                      until their respective Certificate
                                      Principal Balances are reduced to zero;

                            4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                            5) Class B-1 Certificates, principal allocable to such Class;

                            6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                            7) Class B-2 Certificates, principal allocable to such Class;

                            8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                            9) Class B-3 Certificates, principal allocable to such Class;

                            10)  Class B-4, Class B-5 and Class B-6
                                 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                            11)  Class R Certificate, any remaining amount.

                        [GRAPHIC] RBS Greenwich Capital

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                         [GRAPHIC] RBS Greenwich Capital

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                Yield Tables (%)

Class B-1 to Weighted Average Roll Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
95-24                        5.061      5.066      5.119      5.241      5.399
================================================================================
WAL (yr)                      4.98       4.95       4.66       4.12       3.58
MDUR (yr)                     4.38       4.36       4.13       3.67       3.20
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               09/25/08   09/25/08   09/25/08   09/25/08   09/25/08
--------------------------------------------------------------------------------

Class B-2 to Weighted Average Roll Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
94-30+                       5.251      5.258      5.321      5.468      5.660
================================================================================
WAL (yr)                      4.98       4.95       4.66       4.12       3.58
MDUR (yr)                     4.38       4.35       4.12       3.66       3.20
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               09/25/08   09/25/08   09/25/08   09/25/08   09/25/08
--------------------------------------------------------------------------------

Class B-3 to Weighted Average Roll Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
93-31+                       5.485      5.493      5.569      5.747      5.980
================================================================================
WAL (yr)                      4.98       4.95       4.66       4.12       3.58
MDUR (yr)                     4.37       4.34       4.11       3.65       3.19
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               09/25/08   09/25/08   09/25/08   09/25/08   09/25/08
--------------------------------------------------------------------------------

                         [GRAPHIC] RBS Greenwich Capital

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                Yield Tables (%)

Class B-1 to Maturity

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
95-24                        4.337      4.511      4.693      4.978      5.243
================================================================================
WAL (yr)                     12.79       9.45       7.26       5.19       4.03
MDUR (yr)                     9.34       7.31       5.86       4.40       3.52
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               09/25/33   09/25/33   09/25/33   09/25/33   09/25/33
--------------------------------------------------------------------------------

Class B-2 to Maturity

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
94-30+                       4.426      4.625      4.836      5.168      5.481
================================================================================
WAL (yr)                     12.79       9.45       7.26       5.19       4.03
MDUR (yr)                     9.31       7.29       5.84       4.39       3.50
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               09/25/33   09/25/33   09/25/33   09/25/33   09/25/33
--------------------------------------------------------------------------------

Class B-3 to Maturity

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
93-31+                       4.536      4.765      5.011      5.402      5.773
================================================================================
WAL (yr)                     12.79       9.45       7.26       5.19       4.03
MDUR (yr)                     9.27       7.26       5.81       4.37       3.49
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               09/25/33   09/25/33   09/25/33   09/25/33   09/25/33
--------------------------------------------------------------------------------

                         [GRAPHIC] RBS Greenwich Capital

                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR10

                               Marketing Materials

                           $[11,824,900] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                         [GRAPHIC] RBS Greenwich Capital

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.

Preliminary Term Sheet                          Date Prepared: September 5, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR10 $[11,824,900] (Approximate, Subject to +/- 10% Variance)

                         Privately Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

=========================================================================================================
           Principal                                          Interest
            Amount         WAL (Yrs)      Pmt Window (Mths)     Rate                     Expected Ratings
Class   (Approx.) (1)   To Call/Mat (2)    To Call/Mat (2)      Type     Tranche Type   Moody's/S&P/Fitch
-----   -------------   ---------------   -----------------   --------   ------------   -----------------
 B-4    $ [3,225,000]    [6.90]/[7.26]     [1-149]/[1-360]       (3)      Subordinate      [Ba2/BB/BB]
 B-5    $ [3,225,000]    [6.90]/[7.26]     [1-149]/[1-360]       (3)      Subordinate        [B2/B/B]
 B-6    $ [5,374,900]    [6.90]/[7.26]     [1-149]/[1-360]       (3)      Subordinate       [NR/NR/NR]
=========================================================================================================
Total:  $[11,824,900]

(1) The Privately Offered Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans with a 5 year interest only period. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window on the Privately Offered Certificates are shown to the Optional Call Date (as described herein) and to maturity.

(3) The Certificate Interest Rate for the Privately Offered Certificates will equal the Net WAC of the Mortgage Loans.

Depositor and Master
Servicer:                   Washington Mutual Mortgage Securities Corp.
                            ("WMMSC").

Servicer:                   Washington Mutual Bank, FA ("WMBFA").

Lead Manager:               Greenwich Capital Markets, Inc.

Co-Manager:                 WaMu Capital Corp., a Washington Mutual, Inc.
                            Company.

Trustee:                    Deutsche Bank National Trust Company.

Rating Agencies:            Moody's, S&P and Fitch will rate the Certificates,
                            except the Class B-6 Certificates. The Class B-6
                            Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Expected Pricing Date:      On or about September [9], 2003.

Closing Date:               On or about September 24, 2003.

Distribution Date:          The 25th of each month (or if such day is not a
                            business day, the next succeeding business day), commencing in October 2003.

Servicing Fee:              [0.375]% per annum of the aggregate principal
                            balance of the Mortgage Loans.

                         [GRAPHIC] RBS Greenwich Capital

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.

Master Servicing Fee:       [0.050]% per annum of the aggregate principal
                            balance of the Mortgage Loans.

Certificates:               The "Privately Offered Certificates" will consist of
                            the Class B-4, Class B-5 and Class B-6 Certificates.

                            The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-3A, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (the "Class A Certificates"), and the Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:           The Privately Offered Certificates will settle with
                            accrued interest. The price to be paid by investors for the Privately Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (23 days).

Interest Accrual Period:    The interest accrual period with respect to all the
                            Privately Offered Certificates for a given
                            Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:               The Privately Offered Certificates will be made
                            available in definitive fully registered physical form.

Federal Tax Treatment:      It is anticipated that the Privately Offered
                            Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:          The Privately Offered Certificates are not expected
                            to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Privately Offered
                            Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:            The Privately Offered Certificates will not
                            constitute "mortgage related securities" for purposes of SMMEA.

Eligible Investors:         Investors will be required to deliver representation
                            letters that they are either qualified institutional buyers under Rule 144A or institutional accredited investors under Rule 501(a) of Regulation D. In addition, investors will be required to deliver a representation letter that their purchase will not be a prohibited transaction under ERISA.

Optional Termination:       The terms of the transaction allow for a termination
                            of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

                         [GRAPHIC] RBS Greenwich Capital

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                          Private Placement Memorandum.

Pricing Prepayment Speed:   The Offered Certificates will be priced to a
                            prepayment speed of [20]% CPR.

Mortgage Loans:             As of the Cut-off Date, the aggregate principal
                            balance of the mortgage loans described herein is approximately $[2,115,157,114] (the "Mortgage
                            Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each
                            Mortgage Loan has an original term to maturity of 30 years. As of the Cut-off Date, approximately
                            [86.79]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining
                            25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                            On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[2,150,000,000], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:         Senior/subordinate, shifting interest structure. The
                            credit enhancement information shown below is subject to final rating agency approval.

                            Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates (total subordination initially [0.40]%)

                            Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates (total subordination initially [0.25]%).

                            The Class B-6 Certificates will not have the benefit of any credit enhancement.

                         [GRAPHIC] RBS Greenwich Capital

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                          Private Placement Memorandum.

Shifting Interest:          Until the first Distribution Date occurring after
                            [September 2010], the Subordinate Certificates will be locked out from receipt of unscheduled principal
                            (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers
                            (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                            The prepayment percentages on the Subordinate Certificates are as follows:

                            Periods:                        Unscheduled Principal Payments (%)
                            --------                        ----------------------------------
                            October 2003 - September 2010            0% Pro Rata Share
                            October 2010 - September 2011           30% Pro Rata Share
                            October 2011 - September 2012           40% Pro Rata Share
                            October 2012 - September 2013           60% Pro Rata Share
                            October 2013 - September 2014           80% Pro Rata Share
                            October 2014 and after                 100% Pro Rata Share

                            Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [October 2006], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [October 2006], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                            Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off
                            Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of Realized
Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the Senior Certificates until each class principal balance has been reduced to zero.

                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

                         [GRAPHIC] RBS Greenwich Capital

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                          Private Placement Memorandum.

Certificates Priority of
Distributions:              Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1)   Senior Certificates, accrued and unpaid
                                 interest, at the related Certificate Interest Rate;

                            2) Class R Certificate, principal, until its balance is reduced to zero;

                            3) To the Class A Certificates, sequentially, in the following order of priority:

                                      a.   To the Class A-1 Certificates, until
                                           its Certificate Principal Balance is
                                           reduced to zero;

                                      b.   To the Class A-2 Certificates, until
                                           its Certificate Principal Balance is
                                           reduced to zero;

                                      c.   To the Class A-3 and Class A-3A
                                           Certificates, concurrently, pro rata,
                                           until their respective Certificate
                                           Principal Balances are reduced to
                                           zero;

                                      d.   To the Class A-4 Certificates, until
                                           its Certificates Principal Balance is
                                           reduced to zero;

                                      e.   To the Class A-5 Certificates, until
                                           its Certificates Principal Balance is
                                           reduced to zero;

                                      f.   To the Class A-6 and Class A-7
                                           Certificates, concurrently, pro rata,
                                           until their respective Certificate
                                           Principal Balances are reduced to
                                           zero;

                            4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                            5) Class B-1 Certificates, principal allocable to such Class;

                            6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                            7) Class B-2 Certificates, principal allocable to such Class;

                            8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                            9) Class B-3 Certificates, principal allocable to such Class;

                            10) Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

                            11) Class B-4 Certificates, principal allocable to such Class;

                            12) Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

                            13) Class B-5 Certificates, principal allocable to such Class;

                            14) Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

                            15) Class B-6 Certificates, principal allocable to such Class;

                            16)  Class R Certificate, any remaining amount.

                         [GRAPHIC] RBS Greenwich Capital

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc., the placement agent, in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed in this communication. Prospective purchasers are referred to the final private placement memorandum relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A final private placement memorandum may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                        [GRAPHIC] RBS Greenwich Capital

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                Yield Tables (%)

Class B-4 to Maturity

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
   77-18                      6.684      7.512      8.444      9.966     11.494
================================================================================
WAL (yr)                      12.79      9.45       7.26       5.19       4.03
MDUR (yr)                     8.57       6.70       5.35       4.03       3.21
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               09/25/33   09/25/33   09/25/33   09/25/33   09/25/33
--------------------------------------------------------------------------------

Class B-5 to Maturity

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
   58-23                     10.124     11.905     13.943      17.261    20.670
================================================================================
WAL (yr)                      12.79      9.45       7.26       5.19       4.03
MDUR (yr)                     7.58       5.95       4.75       3.59       2.84
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               09/25/33   09/25/33   09/25/33   09/25/33   09/25/33
--------------------------------------------------------------------------------

Class B-6 to Maturity

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR    30% CPR    40% CPR
================================================================================
   32-00                     19.399     23.566     28.486      36.442    45.053
================================================================================
WAL (yr)                      12.79      9.45       7.26       5.19       4.03
MDUR (yr)                     5.56       4.50       3.63       2.77       2.16
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               09/25/33   09/25/33   09/25/33   09/25/33   09/25/33
--------------------------------------------------------------------------------

                        [GRAPHIC] RBS Greenwich Capital

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                Yield Tables (%)

Class B-4 to Optional Call Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR   30% CPR     40% CPR
================================================================================
   77-18                      6.716      7.583      8.557     10.190     11.881
================================================================================
WAL (yr)                      12.45      9.05       6.90       4.88       3.74
MDUR (yr)                     8.51       6.62       5.27       3.93       3.09
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               12/25/24   09/25/19   02/25/16   11/25/11   07/25/09
--------------------------------------------------------------------------------

Class B-5 to Optional Call Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR   30% CPR     40% CPR
================================================================================
   58-23                     10.170     12.007     14.107     17.610     21.319
================================================================================
WAL (yr)                      12.45      9.05       6.90       4.88       3.74
MDUR (yr)                     7.57       5.93       4.73       3.55       2.79
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               12/25/24   09/25/19   02/25/16   11/25/11   07/25/09
--------------------------------------------------------------------------------

Class B-6 to Optional Call Date

--------------------------------------------------------------------------------
Flat Price                   10% CPR    15% CPR    20% CPR   30% CPR     40% CPR
================================================================================
   32-00                     19.436     23.647     28.621     36.806     45.862
================================================================================
WAL (yr)                      12.45      9.05       6.90       4.88       3.74
MDUR (yr)                     5.57       4.52       3.65       2.78       2.16
First Prin Pay              10/25/03   10/25/03   10/25/03   10/25/03   10/25/03
Last Prin Pay               12/25/24   09/25/19   02/25/16   11/25/11   07/25/09
--------------------------------------------------------------------------------

                         [GRAPHIC] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

[GRAPHIC] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                          MU 2003-AR10 - (High Balance)
                            Balances as of 09/01/03

Product:                                5/1 Hybrid& 5/1 I/O Hybrid

Total Current Balance:                          214,630,830
Total Original Balance:                         214,630,830

Number Of Loans:                                        150

                                                                        Minimum         Maximum
                                                                     -------------   -------------
Average Current Balance:                      $1,430,872.20          $1,305,000.00   $1,500,000.00

Weighted Average Gross Coupon:                        4.510%                 3.875           5.375%
Weighted Average Gross Margin:                        2.750%                 2.750           2.750%
Weighted Average Max Int Rate:                        9.510%                 8.875          10.375%
Weighted Average Periodic Rate Cap:                   2.000%                 2.000           2.000%
Weighted Average First Rate Cap:                      5.000%                 5.000           5.000%

Weighted Average Original Ltv:                        59.35%                 18.27           80.00%
Weighted Average Fico Score:                            748                    693             803

Weighted Average Original Term:                         360 months             360             360 mo.
Weighted Average Remaining Term:                        360 months             358             360 mo.
Weighted Average Seasoning:                               0 months               0               2 mo.

Weighted Average Next Rate Reset:                        60 months              58              60 mo.
Weighted Average Rate Adj Freq:                          12 months              12              12 mo.
Weighted Average First Rate Adj Freq:                    60 months              60              60 mo.

Weighted Average Prepay Oterm:                           36 months               0              36 mo.

Top State Concentrations ($):           70.57% California, 4.71% Colorado, 4.05% New York
Maximum Zip Code Concentration ($):     5.95% 94010 (Burlingame, CA)

Note Date:                                           Jun 25, 2003   Aug 25, 2003
First Pay Date:                                      Aug 01, 2003   Oct 01, 2003
Paid To Date:                                        Sep 01, 2003   Sep 01, 2003
Rate Chg Date:                                       Jul 01, 2008   Sep 01, 2008
Mature Date:                                         Jul 01, 2033   Sep 01, 2033

Table

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
PRODUCT:                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
5/1 Hybrid                          2            2,774,500.00           1.29
5/1 I/O Hybrid                    148          211,856,330.00          98.71
----------------------------------------------------------------------------------
Total                             150          214,630,830.00         100.00
==================================================================================

For internal use only. All amounts subject to change.


                                                                    Page: 1 of 7

[GRAPHIC] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
CURRENT BALANCE:            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
1,305,000 - 1,400,000              60           81,348,630.00          37.90
1,400,001 - 1,500,000              90          133,282,200.00          62.10
----------------------------------------------------------------------------------
Total                             150          214,630,830.00         100.00
==================================================================================

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
GROSS COUPON:               Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
3.87500 - 4.00000                  10           14,681,700.00           6.84
4.00001 - 4.25000                  16           23,097,600.00          10.76
4.25001 - 4.50000                  63           89,577,530.00          41.74
4.50001 - 4.75000                  48           68,952,500.00          32.13
4.75001 - 5.00000                  12           16,921,500.00           7.88
5.25001 - 5.37500                   1            1,400,000.00           0.65
----------------------------------------------------------------------------------
Total                             150          214,630,830.00         100.00
==================================================================================

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
GROSS MARGIN:               Mortgage Loans     the Cutoff Date    the Cutoff Date
----------------------------------------------------------------------------------
2.750 - 2.750                     150          214,630,830.00         100.00
----------------------------------------------------------------------------------
Total                             150          214,630,830.00         100.00
==================================================================================

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
MAX INT RATE:               Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
 8.875 -  9.000                    10           14,681,700.00           6.84
 9.001 -  9.250                    16           23,097,600.00          10.76
 9.251 -  9.500                    63           89,577,530.00          41.74
 9.501 -  9.750                    48           68,952,500.00          32.13
 9.751 - 10.000                    12           16,921,500.00           7.88
10.251 - 10.375                     1            1,400,000.00           0.65
----------------------------------------------------------------------------------
Total                             150          214,630,830.00         100.00
==================================================================================

For internal use only. All amounts subject to change.


                                                                    Page: 2 of 7

[GRAPHIC] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
PERIODIC RATE CAP:          Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
2.000                             150          214,630,830.00          100.00
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
FIRST RATE CAP:             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
5.000                             150          214,630,830.00          100.00
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
ORIGINAL TERM:              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
360                               150          214,630,830.00          100.00
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
REMAINING TERM:             Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
358 - 360                         150          214,630,830.00          100.00
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
NEXT RATE RESET:            Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
  <= 58                             1            1,495,000.00            0.70
59 - 59                            64           91,947,300.00           42.84
60 - 60                            85          121,188,530.00           56.46
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
RATE ADJ FREQ:              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
12                                150          214,630,830.00          100.00
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
FIRST RATE ADJ FREQ:        Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
60                                150          214,630,830.00          100.00
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

For internal use only. All Amounts subject to change.


                                                                    Page: 3 of 7

[GRAPHIC] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
RATE CHANGE DATE:           Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
07/01/08                            1            1,495,000.00            0.70
08/01/08                           64           91,947,300.00           42.84
09/01/08                           85          121,188,530.00           56.46
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
ORIGINAL LTV:               Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
18.27  -  20.00                     1            1,375,000.00            0.64
20.01  -  25.00                     1            1,500,000.00            0.70
25.01  -  30.00                     5            7,290,000.00            3.40
30.01  -  35.00                     4            5,800,000.00            2.70
35.01  -  40.00                     4            5,432,200.00            2.53
40.01  -  45.00                     5            7,042,000.00            3.28
45.01  -  50.00                     8           11,414,000.00            5.32
50.01  -  55.00                     6            8,585,000.00            4.00
55.01  -  60.00                    18           26,131,700.00           12.18
60.01  -  65.00                    61           87,389,650.00           40.72
65.01  -  70.00                    27           38,528,600.00           17.95
70.01  -  75.00                     7           10,047,500.00            4.68
75.01  -  80.00                     3            4,095,180.00            1.91
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
CURRENT LTV:                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
18.27  -  20.00                     1            1,375,000.00            0.64
20.01  -  25.00                     1            1,500,000.00            0.70
25.01  -  30.00                     5            7,290,000.00            3.40
30.01  -  35.00                     4            5,800,000.00            2.70
35.01  -  40.00                     4            5,432,200.00            2.53
40.01  -  45.00                     5            7,042,000.00            3.28
45.01  -  50.00                     8           11,414,000.00            5.32
50.01  -  55.00                     6            8,585,000.00            4.00
55.01  -  60.00                    18           26,131,700.00           12.18
60.01  -  65.00                    61           87,389,650.00           40.72
65.01  -  70.00                    27           38,528,600.00           17.95
70.01  -  75.00                     7           10,047,500.00            4.68
75.01  -  80.00                     3            4,095,180.00            1.91
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

For internal use only. All Amounts subject to change.


                                                                    Page: 4 of 7

[GRAPHIC] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
FICO SCORE:                 Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
693  - 700                          6            8,526,500.00            3.97
701  - 720                         15           21,334,000.00            9.94
721  - 740                         35           49,752,200.00           23.18
741  - 760                         47           67,353,300.00           31.38
761  - 780                         32           46,334,830.00           21.59
781  - 800                         12           16,930,000.00            7.89
801  - 803                          3            4,400,000.00            2.05
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
DOCUMENTATION:              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
Reduced Documentation             114          162,991,630.00           75.94
Full Documentation                 36           51,639,200.00           24.06
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
IO FLAG:                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
Interest Only                     148          211,856,330.00           98.71
Fully Amortizing                    2            2,774,500.00            1.29
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
BUYDOWN FLAG:               Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
N                                 150          214,630,830.00          100.00
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
OCCUPANCY:                  Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
Primary                           144          205,730,830.00           95.85
Second Home                         6            8,900,000.00            4.15
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                   % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
PREPAY FLAG:                Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
No Prepayment Penalty             132          188,532,330.00           87.84
3 Year Penalty                     18           26,098,500.00           12.16
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

For internal use only. All Amounts subject to change.


                                                                    Page: 5 of 7

[GRAPHIC] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
PROPERTY TYPE:              Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
Single Family                     149          213,280,830.00           99.37
Cooperative                         1            1,350,000.00            0.63
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
PURPOSE:                    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
Rate/Term Refinance                86          122,761,550.00           57.20
Cash Out Refinance                 42           60,333,000.00           28.11
Purchase                           22           31,536,280.00           14.69
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
STATES:                     Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
Arizona                             2            2,958,000.00            1.38
California                        106          151,471,150.00           70.57
Colorado                            7           10,111,000.00            4.71
Connecticut                         5            7,350,000.00            3.42
District of Columbia                1            1,410,500.00            0.66
Florida                             4            5,565,180.00            2.59
Georgia                             1            1,330,000.00            0.62
Idaho                               1            1,500,000.00            0.70
Illinois                            1            1,500,000.00            0.70
Maryland                            2            2,967,000.00            1.38
Massachusetts                       4            5,830,000.00            2.72
Nevada                              1            1,375,000.00            0.64
New Jersey                          1            1,326,000.00            0.62
New York                            6            8,690,000.00            4.05
North Carolina                      1            1,360,000.00            0.63
Pennsylvania                        1            1,357,000.00            0.63
South Carolina                      1            1,335,000.00            0.62
Texas                               1            1,450,000.00            0.68
Washington                          4            5,745,000.00            2.68
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

                                                                  % of Aggregate
                                             Principal Balance   Principal Balance
                               Number of     Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:    Mortgage Loans    the Cutoff Date     the Cutoff Date
----------------------------------------------------------------------------------
CA-NORTH                           57           81,355,650.00           37.90
CA-SOUTH                           49           70,115,500.00           32.67
OUTSIDE CA                         44           63,159,680.00           29.43
----------------------------------------------------------------------------------
Total                             150          214,630,830.00          100.00
==================================================================================

For internal use only. All Amounts subject to change.


                                                                    Page: 6 of 7

[GRAPHIC] RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                                       % of Aggregate
                                                                  Principal Balance   Principal Balance
                                                    Number of     Outstanding as of   Outstanding as of
TOP FIFTY ZIP CODE          TOP FIFTY ZIP CO     Mortgage Loans    the Cutoff Date     the Cutoff Date
-------------------------------------------------------------------------------------------------------
94010 Burlingame, CA                                    9           12,766,450.00            5.95
92660 Newport Beach, CA                                 6            8,552,500.00            3.98
93108 Montecito, CA                                     5            7,165,000.00            3.34
94301 Palo Alto, CA                                     5            7,100,000.00            3.31
94062 Woodside, CA                                      5            7,085,000.00            3.30
90210 Beverly Hills, CA                                 4            5,954,000.00            2.77
90049 Brentwood, CA                                     4            5,900,000.00            2.75
90402 Santa Monica, CA                                  3            4,375,000.00            2.04
94024 Los Altos, CA                                     3            4,200,000.00            1.96
94957 Ross, CA                                          2            3,000,000.00            1.40
95070 Saratoga, CA                                      2            2,984,200.00            1.39
95030 Los Gatos, CA                                     2            2,930,000.00            1.37
92657 Newport Beach, CA                                 2            2,918,000.00            1.36
94920 Tiburon, CA                                       2            2,800,000.00            1.30
93923 Carmel, CA                                        2            2,711,000.00            1.26
10580 Rye, NY                                           1            1,500,000.00            0.70
81611 Aspen, CO                                         1            1,500,000.00            0.70
02493 Weston, MA                                        1            1,500,000.00            0.70
06820 Darien, CT                                        1            1,500,000.00            0.70
06883 Weston, CT                                        1            1,500,000.00            0.70
95476 Sonoma, CA                                        1            1,500,000.00            0.70
02061 Norwell, MA                                       1            1,500,000.00            0.70
20854 Potomac, MD                                       1            1,500,000.00            0.70
81432 Ridgway, CO                                       1            1,500,000.00            0.70
90024 Village, CA                                       1            1,500,000.00            0.70
98105 Seattle, WA                                       1            1,500,000.00            0.70
92118 Coronado, CA                                      1            1,500,000.00            0.70
94526 Danville, CA                                      1            1,500,000.00            0.70
95138 San Jose, CA                                      1            1,500,000.00            0.70
02539 Edgartown, MA                                     1            1,500,000.00            0.70
06831 Glenville, CT                                     1            1,500,000.00            0.70
11050 Port Wash, NY                                     1            1,500,000.00            0.70
92127 San Diego, CA                                     1            1,500,000.00            0.70
92253 La Quinta, CA                                     1            1,500,000.00            0.70
94022 Los Altos, CA                                     1            1,500,000.00            0.70
94549 Lafayette, CA                                     1            1,500,000.00            0.70
06840 New Canaan, CT                                    1            1,500,000.00            0.70
33432 Boca Raton, FL                                    1            1,500,000.00            0.70
60043 Kenilworth, IL                                    1            1,500,000.00            0.70
83353 Sun Valley, ID                                    1            1,500,000.00            0.70
10510 Scarborough, NY                                   1            1,500,000.00            0.70
92260 Palm Desert, CA                                   1            1,500,000.00            0.70
80424 Breckenridge, CO                                  1            1,500,000.00            0.70
94019 Half Moon Bay, CA                                 1            1,500,000.00            0.70
94118 San Francisco, CA                                 1            1,500,000.00            0.70
94121 San Francisco, CA                                 1            1,500,000.00            0.70
80487 Steamboat Springs, CO                             1            1,500,000.00            0.70
92064 Poway, CA                                         1            1,495,000.00            0.70
95062 Capitola, CA                                      1            1,495,000.00            0.70
85253 Scottsdale, AZ                                    1            1,495,000.00            0.70
-------------------------------------------------------------------------------------------------------
Total                                                  91          132,926,150.00           61.93
=======================================================================================================

For internal use only. All Amounts subject to change.


                                                                    Page: 7 of 7